Accounting Judgements and Estimates	12 Months Ended
Dec. 31, 2021
Disclosure of accounting judgements and estimates [text block] [Abstract]
Accounting judgements and estimates

4. Accounting judgements and estimates

4.1 Judgements

Identifying the accounting acquirer in the Transaction

Determining the accounting acquirer in the Transaction required significant judgement. Cazoo Holdings has been considered as the accounting acquirer and predecessor entity in accordance with IFRS 3. This determination was primarily based on current shareholders of Cazoo Holdings having a relative majority of the voting power of the combined entity, the operations of Cazoo Holdings prior to the acquisition comprising the only ongoing operations of the combined entity, and senior management of Cazoo Holdings comprising the majority of the senior management of the combined entity.

Classification of warrants

The classification of the warrants in the Group’s financial statements following the Transaction requires judgement. The warrants are determined to be within the scope of IAS 32 rather than IFRS 2 due to the existence of the net settlement option. Therefore, the warrants have been classified as financial liabilities according to the classification principles in IAS 32.

Recognition of acquired intangibles on acquisition

The process of recognizing intangibles assets acquired in an acquisition requires a judgement in assessing the intangibles that exist in the acquired business and assessing fair value. An intangible asset acquired as part of a business combination is recognized if it can be separately identified and it is a probable source of economic benefits.

The Group has acquired the following subsidiaries in the year ended December 31, 2021: Drover Limited, Smart Fleet Solutions Limited, Cluno GmbH, UK Vehicle Limited, SMH Fleet Solutions Limited, Swipcar 2017, S.L and Vans 365 Limited. For each acquisition, the Group has recognized goodwill and a number of separately identifiable intangibles. The Group engaged a third-party valuation expert for the purchase price allocation exercise in relation to each acquisition to mitigate the risk associated with the recognition and valuation of assets and liabilities at the acquisition date. The details of all assets and liabilities recognized upon acquisition of subsidiaries is set out in Note 13.

Capitalization of development time

Time spent by the Group’s employees, and external contractors under the direction of the Group’s employees, in software development is capitalized as an internally generated intangible asset when the requirements of IAS 38 and of Group policy are both met. Management judgement is applied in the assessment of the project against the development criteria of IAS 38 in the following areas:

●	Assessment of whether the project meets the six requirements of IAS 38 to be considered an internally generated asset, as set out in Note 3.10.
●	Assessment of the point in time when the project moved from an exploratory phase into a development phase.
●	Assessment of the proportion of employee and contractor output that is directly attributable to developmental activities.

The Group capitalized £13.8 million of employee and contractor development expenditure in the year ended December 31, 2021 (2020: £1.6 million, 2019: £3.2 million).

Determination of cash-generating units (“CGUs”)

Judgement is applied in the determination of CGUs for impairment testing. Management have carefully considered the cash inflows of each group of assets and how they are monitored. As a result, management have identified four CGUs (UK, Europe, Cazana and Swipcar) based on the lowest level at which largely independent cash flows are generated. Management have also considered secondary factors such as monitoring by management and how management makes decisions about continuing or disposing of assets and operations in helping to identify its CGUs. Further information on the four CGUs and impairment testing are disclosed in Note 15.

Revenue recognition – Principal / agent arrangements

The process of determining whether Cazoo acts as a principal or agent in certain transactions requires detailed analysis of the specific facts and circumstances of the transaction concerned. Management judgement is applied in the assessment of the transaction against the three indicators in IFRS 15.

●	Assessment of whether Cazoo is primarily responsible for fulfilling the promise to provide the specified good or service.
●	Assessment of whether Cazoo has inventory risk before the specified good or service has been transferred to a customer or after transfer of control to the customer.
●	Assessment of whether Cazoo has discretion in establishing the price for the specified good or service.

In 2021, revenue includes the fixed commission from the sale of a small number of vehicles where Cazoo acts as an agent.

4.2 Estimates

Impairment of intangible assets and goodwill

Impairment exists when the carrying value of an asset or cash generating unit exceeds its recoverable amount. The value in use calculation is based on a discounted cash flow (“DCF”) model. The cash flows are derived from the budget for the next five years. The recoverable amount is sensitive to the discount rate used for the DCF model as well as the expected future cash-inflows and the growth rate used for extrapolation purposes. These estimates are most relevant to goodwill recognized by the Group. The key assumptions used to determine the recoverable amount for the different CGUs, including a sensitivity analysis, are disclosed and further explained in Note 15.

Net realizable value of inventory

Vehicles held in inventory are stated at the lower of cost and net realizable value. The calculation of net realizable value requires an estimate of the expected selling price of each vehicle held in inventory. This estimate is made using a combination of historical data of the Group and independent market data. Independent market data provide a view to recent market activity for vehicles with similar attributes to those held in stock. This, combined with recent sales data of the Group, is used to estimate the expected selling prices of inventory. At each reporting period the Group recognizes any necessary adjustments to reflect vehicle inventory at the lower of cost or net realizable value through cost of sales. See Note 16 for further details of the inventory provision, including a sensitivity analysis.

Share-based payments

Estimating fair value of equity settled employee share options requires determination of the most appropriate valuation model, which depends on the terms and conditions of the grant. This estimate also requires determination of the most appropriate inputs to the valuation model including the expected life of the share option, volatility and dividend yield and making assumptions about them. For the measurement of the fair value of equity-settled transactions with employees at the grant date, the Group uses either a Black-Scholes or Monte-Carlo model for Unapproved grants prior to the Transaction and a Monte-Carlo model for Executive director grants after the Transaction. The assumptions and models used for estimating fair value for share-based payment transactions are disclosed in Note 26.

Warrants

The valuation of the Group’s warrants requires the use of option pricing models or other valuation techniques. The fair value is determined using a Black-Scholes model for the private placement warrants. The key assumption used for estimating the fair value of the private placement warrants is the volatility. Further details are disclosed in Note 23.

Leases - Estimating the incremental borrowing rate

The Group cannot readily determine the interest rate implicit in the lease, therefore, it uses its incremental borrowing rate (“IBR”) to measure lease liabilities. The IBR is the rate of interest that the Group would have to pay to borrow over a similar term, and with a similar security, the funds necessary to obtain an asset of a similar value to the right-of-use asset in a similar economic environment. The IBR therefore reflects what the Group ‘would have to pay’, which requires estimation when no observable rates are available or when they need to be adjusted to reflect the terms and conditions of the lease. The Group estimates the IBR using observable inputs when available and is required to make certain entity-specific estimates.